UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2018
WATERSTONE FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36271 (Commission File Number)	90-1026709 (I.R.S. Employer Identification No.)

11200 W. Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities and Exchange Act of 1934.
[ ]	Emerging growth company
[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 25, 2018, Waterstone Mortgage Corporation (the "Company") appointed A.W. Pickel, III as Chief Executive Officer of the Company, effective immediately.  Waterstone Mortgage Corporation is a wholly owned subsidiary of WaterStone Bank SSB, which in turn is a wholly owned subsidiary of Waterstone Financial, Inc.

Mr. Pickel, age 62, has served as the President of the Company since June 19, 2018.   Prior to his employment with the Company, Mr. Pickel served as President of AmCap Mortgage's Midwest Division from 2016 to 2018.  In 1992, he founded LeaderOne Financial Corporation as a local mortgage brokerage.  Serving as President and Chief Executive Officer, Mr. Pickel oversaw the growth of the company into a full-service mortgage bank before selling it in 2016.

In connection with the his appointment as President of Waterstone Mortgage Corporation, the Company entered into an Employment Agreement (the "Agreement") with Mr. Pickel  for a term continuing through December 31, 2020 (the "Initial Term"). The Agreement will be extended at the end of the Initial Term for a period of two years (the "Extended Term").  Commencing on December 31, 2021, and continuing on each December 31st thereafter, the term of the Agreement is always two years unless terminated as provided in the Agreement.  Under the Agreement, Mr. Pickel is entitled to a base salary, which will be $300,000, effective June 19, 2018 and participation in company-wide employee benefits, including Waterstone Mortgage Corporation's 401(k) Plan and other qualified and non-qualified plans that may be maintained by the company.  The base salary shall be increased to $350,000 effective January 1, 2019, and shall be reviewed at least annually by December 31st of each year.  Mr. Pickel is also entitled to annual bonus compensation pursuant to the bonus formula set forth in the Agreement.

Mr. Pickel may terminate his employment for "good reason," which includes any material breach of the Agreement by Waterstone Mortgage Corporation, including the failure, without "good cause" (as defined in the Agreement), to pay the amounts due under the Agreement on a timely basis.  In the event the Agreement is terminated for good reason or in the event Waterstone Mortgage Corporation terminates Mr. Pickel's employment for any reason other than "good cause," Mr. Pickel will be entitled to receive his base salary through the Initial Term or, if the termination occurs during an Extended Term, payments will continue through the Extended Term.  In the event of termination due to disability, Mr. Pickel will receive any unpaid base salary earned prior to the effective date of termination and reimbursement of expenses to which Mr. Pickel is entitled.  In the event of Mr.Pickel's death during the term of the Agreement, the Agreement will terminate with no payment of severance compensation to Mr. Pickel's estate.  Similarly, in the event of his termination for good cause, Mr. Pickel will not be entitled to any severance compensation.

In the event of Mr. Pickel's termination of employment, the Agreement contains provisions which prevent him from soliciting business from customers of Waterstone Mortgage Corporation, withdrawing any customers' business, hiring any employees, consultants or personnel of Waterstone Mortgage Corporation, disclosing confidential information or competing with Waterstone Mortgage Corporation for one year following termination of employment.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1 of this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Item 9.01                          Financial Statements and Exhibits

(d)  Exhibits

10.1                Employment Agreement between Waterstone Mortgage Corporation and A.W. Pickel, III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: October 2, 2018	/s/ William F. Bruss
Name: William F. Bruss
Title: Chief Operating Officer

EXHIBIT 10.1

WATERSTONE MORTGAGE CORPORATION
EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement") by and between WATERSTONE MORTGAGE CORPORATION (the "Company") and A.W. PICKEL, III ("Executive") is hereby entered into on June 19, 2018.  This Agreement hereby supersedes any other employment agreements or understandings; written or oral, between the Company and Executive.

RECITALS

The following statements are true and correct:

As of the date of this Agreement, the Company is engaged primarily in the highly competitive mortgage broker/banker industry.

The Company desires to maintain Executive as the President of the Company and Executive desires to accept such employment.

Executive is employed hereunder by the Company in a confidential relationship wherein Executive, in the course of his employment with the Company, has and will continue to become familiar with and aware of information as to the Company's customers, specific manner of doing business, including the processes and techniques utilized by the Company, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company; this information is a trade secret and constitutes the valuable good will of the Company.  In consideration for the rights granted under this Agreement, Executive agrees to the confidentiality and non-competition provisions contained in the Agreement.

Therefore, in consideration of the mutual promises, terms, covenants and conditions set forth herein and the performance of each, it is hereby agreed as follows:

AGREEMENTS

1.          Employment and Duties.

(a)
During the term of Executive's employment hereunder, Executive agrees to serve as the President of the Company.  Executive shall perform administrative and management services for the Company which are customarily performed by persons in a similar executive officer capacity.  Executive shall be responsible for the overall management of the Company and shall be responsible for developing and assisting in the establishment of the business objectives, policies and strategic plan of the Company.  Executive shall also be responsible for providing leadership and direction to all departments or divisions of the Company, and shall be the primary contact between the Board of Directors and the staff of the Company. During said period, Executive also agrees to serve as a director of the Company if so elected.   Executive's principal place of employment shall be at the Company's principal executive offices. The Company shall provide Executive, at his principal place of employment, with support services and facilities suitable to his position with the Company and necessary or appropriate in connection with the performance of his duties under this Agreement.

(b)	Executive shall faithfully adhere to, execute and fulfill all policies established by the Company and its Board of Directors.

(c)
Executive shall not, during the Term of his employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if the Company determines that such activity interferes or creates a conflict of interest with Executive's duties and responsibilities hereunder.  However, the foregoing limitations shall not be construed as prohibiting Executive from making personal investments in such form or manner as will not require his services in the operation or affairs of the companies or enterprises in which such investments are made.

2.          Compensation.  For all services rendered by Executive, the Company shall compensate Executive as follows:

(a)          Base Salary.  Effective June 19, 2018 (the "Effective Date"), the base salary payable to Executive shall be Three Hundred Thousand Dollars ($300,000.00) per year (the "Base Salary"), payable on a regular basis in accordance with the Company's standard payroll procedures.  Effective January 1, 2019, the Base Salary shall be increased to $350,000.00.  Thereafter during the term of this Agreement, Executive's Base Salary shall be reviewed at least annually by December 31st of each year.  Such review shall be conducted by the Compensation Committee of Waterstone Financial, Inc., with the assistance of the Chairman of the Company's Board of Directors.  The Compensation Committee may increase, but not decrease, Executive's Base Salary at any time, except for a decrease not in excess of any decrease generally applicable to all officers of the Company.  Any increase (or decrease) in Base Salary shall become the "Base Salary" for purposes of this Agreement.

(b)          Bonus Compensation.  In addition to Base Salary, Executive shall be entitled to annual bonus compensation (the "Bonus"), payable on or before December 31 of each year that this Agreement is in effect and provided Executive is employed by the Company as of December 31 of each such year.  For the year 2018, the Bonus shall be $75,000.00.  For calendar year 2019 and each calendar year during the Term thereafter, the Bonus shall be calculated pursuant to the bonus schedule attached to this Agreement as Exhibit A. Notwithstanding the foregoing, Executive shall not be paid a Bonus in any year in which the Company and/or WaterStone Bank SSB become subject to or is/are subject to any regulatory enforcement order caused by or contributed to by the operations of the Company.  Not more than annually, the Compensation Committee of Waterstone Financial, Inc., may, in its discretion, make such adjustments to the Bonus formula set forth in Exhibit A that the Compensation Committee deems necessary to better align the Bonus formula with the Company's strategic objectives, provided, however, any such adjustment shall not impact any current year's bonus and shall only become effective beginning on the succeeding January 1.

(c)          Benefits and Other Compensation.  During the term of this Agreement, Executive shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

(1)
Reimbursement for all necessary business travel and other out-of-pocket expenses incurred by Executive in the performance of his services pursuant to this Agreement.  All reimbursable expenses shall be appropriately documented in reasonable detail by Executive upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

(2)
The Company shall provide Executive with other benefits as may be  deemed appropriate for Executive by the Board of Directors of the Company and participation in all other Company-wide  employee benefits as available from time to time, including, but not limited to, Company sponsored health insurance, and 401(K) and other qualified and non-qualified plans maintained by the Company.

(3)
Executive shall receive four (4) weeks of vacation in each full calendar year, which shall be prorated for any partial calendar years.  Executive and Company shall determine the time and intervals of his vacation.  Executive is also entitled to those paid holidays that are generally available to other employees of the Company.  Any unused vacation days will not be carried forward into the following year, all subject to the general provisions of the employee handbook of the Company.

(4)
The Company shall reimburse Executive for any reasonable, out-of-pocket and adequately documented moving and transportation expenses incurred by Executive in connection with the relocation of Executive and Executive's spouse from the Kansas City, Missouri metropolitan area to the Milwaukee, Wisconsin metropolitan area.

3.          Restrictive Covenants.   In consideration of Executive's employment hereunder, the compensation to be paid to Executive hereunder, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Executive agrees as follows:

(a)          During the term of Executive's employment with the Company and for one (1) year thereafter, regardless of the reason for the termination of their employment relationship, Executive will not, directly or indirectly (i) solicit the business of any Restricted Customer for purposes which seek to compete with the Company, or (ii) provide non-menial and non-clerical services of the type he performed for the Company anytime during the year preceding the termination of Executive's employment with the Company with a Significant Competitor (as the term is defined in §3(b).   For purposes of this provision, "Restricted Customer" means any current customer of the Company to whom/which Executive provided business-related services on behalf of the Company anytime during the one (1) year preceding the termination of Executive's employment with the Company.

(b)          During the term of Executive's employment with the Company] and for one (1) year thereafter, regardless of the reason for the termination of their employment relationship, Executive will not provide services that are substantially similar services to those he provided to the Company during the year preceding the termination of Executive's employment with the Company to any Significant Competitor.  The term "Significant Competitor" means any financial institution, including but not limited to, any commercial bank, savings bank, savings and loan association, credit union, mortgage brokerage or mortgage banking company which, at the time of termination of Executive's employment with the Company, or during the period of this restrictive covenant, has a home, branch or other office within a twenty (20) mile radius of any home, branch or other office of the Company and which has originated $50,000,000 or more in residential mortgage loans during any consecutive twelve (12) month period within the twenty-four (24) months prior to the termination of Executive's employment with the Company.

(c)          During the term of the employment relationship between the Executive and the Company and for one (1) year thereafter, the Executive will not directly or, working in conjunction with another or others, (i) encourage any Covered Employee to terminate his/her employment with the Company or to diminish the work or efforts any such employee provides to the Company, or (ii) solicit such an individual for employment outside the Company or its affiliated entities.  "Covered Employee" means any employee of the Company who, at the time of the following proscribed actions, either (i) was directly supervised by Executive, or (ii) who served as a manager of a Company branch which generated five percent (5%) or more of the Company's revenue during the calendar year in which the proscribed activity occurred or the preceding calendar year,

(d)          During the term of Executive's employment with the Company, Executive will not use or disclose an Confidential Information except in the interest of the Company.  In addition, during the two (2) years following the termination of Executive's employment with the Company, Executive will not use or disclose any Confidential Information.  The term "Confidential Information" means (i) all non-Trade Secret information of, about or related to the Company or its affiliated entities or provided to the Company or its affiliated entities by any of their customers; and (ii) that is not generally known to the public or the competitors of the Company or the competitors of any of its affiliated entities.  Examples of Confidential Information include the following information of or about the Company: research; business plans; financial information about the Company's customers; customer lists; Company sales and marketing strategies and plans and information that is marked or otherwise designated as confidential or proprietary by the Company. "Confidential Information," however, does not include (i) the identity of Company customers, if merely recalled from memory by the Executive without efforts to memorize such information in anticipation of the termination of his/her employment with the Company;  (ii) any information which can be demonstrated by Executive to  have been known by him prior to his employment by the Company; (iii)  information that is or becomes generally available to the public through no act or omission of Executive; or (iv) Executive's own personnel information.  Nothing in this paragraph shall be interpreted to in any way reduce or eliminate Executive's obligations not to use or disclose trade secrets or to disclose Confidential Information that is subject to contract between any Company entity and third party which imposes upon that Company entity a non-disclosure obligation loner than the one-year period following termination of the Executive's employment.

(e)          Acknowledgement.  The parties agree that the terms and conditions of the restrictive covenants set forth in this Agreement are reasonable and necessary for the protection of the interests of the Company and/or its affiliated entities and to prevent damage or loss to the Company and/or its affiliated entities.  Executive acknowledges that the consideration provided for in this Agreement and the consideration of employment with the Company are sufficient to fully and adequately compensate Executive for agreeing to the restrictions set forth herein. Executive further agrees that the restrictive covenants set forth in Subparagraphs (a) – (d) above are divisible and severable and that the Company's entities are third party beneficiaries of this Agreement.

(f)          Enforcement.  Executive recognizes that irreparable injury may result to the Company and/or its affiliated entities in the event of a breach by Executive of the restrictions imposed herein and agrees that if Executive shall engage in any act in violation of the provisions hereof, the Company shall be entitled, in addition to such other remedies and damages as may be available to it, to an injunction prohibiting Executive from engaging in any such act.

4.          Term; Termination; Rights on Termination.  The term of this Agreement shall begin on the Effective Date and shall continue through December 31, 2020 (the "Initial Term").  Unless terminated by Executive or the Company by written notice delivered not later than October 31, 2020, or as otherwise provided herein, this Agreement shall be extended at the end of the Initial Term  for a period of two (2) years on the same terms and conditions contained herein unless otherwise renegotiated by the parties ("Extended Term").  Commencing on December 31, 2021, and continuing on each December 31 (the "Anniversary Date") thereafter, the term of this Agreement shall renew for an additional year such that the remaining term of this Agreement is always two (2) years unless written notice of non-renewal (a "Non-Renewal Notice") is provided to Executive at least thirty (30) days prior to such Anniversary Date, in which case the term of this Agreement shall become fixed and shall end one (1) year following such Anniversary Date.

(a)          Death.  The death of Executive shall immediately terminate the Agreement with no severance compensation due to Executive's estate, provided, however, Executive or Executive's estate shall be entitled to receive any unpaid Base Salary earned prior to the effective date of termination and reimbursement of expenses to which Executive is entitled under Section 2(c)(2) above.

(b)          Disability.  If, as a result of incapacity due to physical or mental illness or injury, Executive shall have been absent from his full-time duties hereunder for four (4) consecutive months, then thirty (30) days after written notice to the Executive (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Executive's employment hereunder provided Executive is unable to resume his full-time duties at the conclusion of such notice period.  Also, Executive may terminate his employment hereunder if his health should become impaired to an extent that makes the continued performance of his duties hereunder hazardous to his physical or mental health or his life, provided that Executive shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty (30) days of the date of such written statement, Executive shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Executive or Executive's doctor and such doctor shall have concurred in the conclusion of Executive's doctor.  In the event of a termination for disability, as enumerated above, Executive shall have no right to any severance compensation, provided, however, Executive shall be entitled to receive any unpaid Base Salary earned prior to the effective date of termination and reimbursement of expenses to which Executive is entitled under Section 2(c)(2) above.

(c)          Good Cause.  The Company may terminate the Agreement upon written notice to Executive for good cause, which shall be: (1) Executive's willful, material and irreparable breach of this Agreement; (2) Executive's gross negligence in the performance or intentional nonperformance of any of Executive's material duties and responsibilities hereunder; (3) Executive's willful dishonesty, fraud or misconduct with respect to the business or affairs of the Company which materially and adversely affects the operations or reputation of the Company; (4) Executive's conviction of a felony or other crime involving moral turpitude; or (5) alcohol or illegal drug abuse by Executive.  In the event of a termination for good cause, as enumerated above, Executive shall have no right to any severance compensation, provided, however, Executive shall be entitled to receive any unpaid Base Salary earned prior to the effective date of termination and reimbursement of expenses to which Executive is entitled under Section 2(c)(2) above.

(d)          Termination by Executive for Good Reason.  Executive may terminate his employment hereunder for "Good Reason."  As used herein, "Good Reason" shall mean any material breach of this Agreement by the Company, including the failure, without good cause, to pay Executive on a timely basis the amounts to which he is entitled under this Agreement.

(e)          Payment through Term.  Upon Executive's termination of this Agreement for Good Reason as provided above, or in the event the Company terminates Executive's employment for any reason other than Good Cause, then Executive shall be entitled to continue to receive Executive's Base Salary through the Initial Term of this Agreement, or if such termination occurs during an Extended Term, then such payments shall continue through the Extended Term.  All other rights and obligations of the Company and Executive under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 12 herein and Executive's obligations under paragraphs 3, 5, 6, 7 and 12 herein shall survive such termination in accordance with their terms.

.          Release.  Any payments or benefits under Section 4(e) shall be contingent on Executive's execution and non-revocation of a release (the "Release"), satisfactory to the Company, WaterStone Bank SSB and any affiliates, of all claims that Executive or any of Executive's affiliates or beneficiaries may have against the Company, the Bank or any affiliate, and their officers, directors, successors and assigns, releasing said entities and persons from any and all claims, rights, demands, causes of action, suits, arbitrations or grievances relating to Executive's employment relationship, including claims under the Age Discrimination in Employment Act ("ADEA"), but not including claims for benefits under tax-qualified plans or other benefit plans in which Executive is vested, claims for benefits required by applicable law or claims with respect to obligations set forth in this Agreement that survive the termination of this Agreement.  In order to comply with the requirements of Section 409A of the Internal Revenue Code and the ADEA, the Release must be provided to Executive no later than the date of his Separation from Service and Executive must execute the Release within twentyone (21) days after the date of termination without subsequent revocation by Executive within seven (7) days after execution of the release.

6.          Return of Company Property.  All records, designs, technical authoring, patents, business plans, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Executive by or on behalf of the Company, vendors or customers which pertain to the business of the Company shall be and remain the property of the Company, and be subject at all times to their discretion and control.  Likewise, all correspondence, reports, records, charts, advertising materials and other similar data pertaining to the business, activities or future plans of the Company which is collected by Executive shall be delivered promptly to the Company without request by it upon termination of Executive's employment.

7.          Trade Secrets.  Executive agrees that he will not, during or after the term of this Agreement with the Company, disclose the specific terms of the Company's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

8.          No Prior Agreements.  Executive hereby represents and warrants to the Company that the execution of this Agreement by Executive and his employment by the Company and the performance of his duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity.  Further, Executive agrees to indemnify the Company for any claim, including, but not limited to, attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any non-competition agreement, invention or secrecy agreement between Executive and such third party which was in existence as of the date of this Agreement.

9.          Assignment; Binding Effect.  Executive understands that he has been selected for employment by the Company on the basis of his personal qualifications, experience and skills.  Executive agrees, therefore, he cannot assign all or any portion of his performance under this Agreement.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

10.          Complete Agreement.  This Agreement is not a promise of future employment.  Executive has no oral representations, understandings or agreements with the Company or any of its officers, directors or representatives covering the same subject matter as this Agreement.  This written Agreement is the final, complete and exclusive statement and expression of the agreement between the Company and Executive and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements.  This written Agreement may not be later modified except by a further writing signed by a duly authorized officer of the Company and Executive, and no term of this Agreement may be waived except by writing signed by the party waiving the benefit of such term.

11.          Notice.  Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

To the Company:	Waterstone Mortgage Corporation
N25 W23225 Paul Road
Pewaukee, Wisconsin 53072
Attn: Douglas S. Gordon, Director

- With A Copy To –

WaterStone Bank SSB
Att'n.:  Legal Department
11200 West Plank Court
Wauwatosa, WI 53226

To Executive:	A.W. Pickel III
______________________________
______________________________

12.          Severability; Headings.  If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative.  The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

13.          Arbitration.  Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted in accordance with the rules of the American Arbitration Association then in effect.  The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party.  A decision by a majority of the arbitration panel shall be final and binding.  Judgment may be entered on the arbitrators' award in any court having jurisdiction.  The arbitration proceeding shall be held in the county where the Company's principal office is located.

14.          Governing Law.  This Agreement shall in all respects be construed according to the laws of the State of Wisconsin.

- SIGNATURES APPEAR ON FOLLOWING PAGE –

IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be duly executed as of the date first above written.

WATERSTONE MORTGAGE CORPORATION

Attest:	/s/ William F. Bruss	By:	/s/ Douglas S. Gordon
	Assistant Secretary		Douglas S. Gordon
Chairman of the Board of Directors

WATERSTONE BANK SSB (WaterStone Bank SSB is executing this agreement for the purpose of acknowledging its obligations hereunder)

Attest:	/s/ William F. Bruss	By:	/s/ Douglas S. Gordon
	Secretary		Douglas S. Gordon
President And CEO

WATERSTONE FINANCIAL, INC. (Waterstone Financial, Inc. is executing this agreement for the purpose of acknowledging its obligations hereunder)

Attest:	/s/ William F. Bruss	By:	/s/ Douglas S. Gordon
	Secretary		Douglas S. Gordon
President And CEO

EXECUTIVE

Attest:	/s/ William F. Bruss		/s/ A.W. Pickel
	Assistant Secretary		A.W. Pickel, III

EXHIBIT A TO EMPLOYMENT AGREEMENT – BONUS SCHEDULE

For calendar year 2019 and each subsequent calendar year during the Term of the Agreement, the Bonus to be paid to Executive pursuant to the Agreement shall be calculated pursuant to the following schedule.

Company Pre-Tax Income1                                        Bonus Equals

Up to $15,000,000	2.5% of Company Pre-Tax Income

$15,000,001 to $20,000,000	2.5% of Company Pre-Tax Income up to $15,000,000 plus 3.00% of Company Pre-Tax Income between $15,000,001 and $20,000,000

$20,000,001 to $25,000,000
2.5% of Company Pre-Tax Income up to $15,000,000 plus (a) 3.00% of Company Pre-Tax Income between $15,000,001 and up to $20,000,000 and (b) 3.50% of Company Pre-Tax Income between $20,000,001 and $25,000,000

$25,000,001 to $30,000,000
2.5% of Company Pre-Tax Income up to $15,000,000 plus (a) 3.00% of Company Pre-Tax Income between $15,000,001 and up to $20,000,000, (b) 3.50% of Company Pre-Tax Income between $20,000,001 and $25,000,000, and (c) 4.00% of  Company Pre-Tax Income between 25,000,001 and $30,000,000

$30,000,000 to $35,000,000
2.5% of Company Pre-Tax Income up to $15,000,000 plus (a) 3.00% of Company Pre-Tax Income between $15,000,001 and up to $20,000,000, (b) 3.50% of Company Pre-Tax Income between $20,000,001 and $25,000,000, (c) 4.00% of  Company Pre-Tax Income between 25,000,001 and $30,000,000, and (d) 4.50% of  Company Pre-Tax Income between 30,000,001 and $35,000,000

$35,000,001 and greater
2.5% of Company Pre-Tax Income up to $15,000,000 plus (a) 3.00% of Company Pre-Tax Income between $15,000,001 and up to $20,000,000, (b) 3.50% of Company Pre-Tax Income between $20,000,001 and $25,000,000, (c) 4.00% of Company Pre-Tax Income between 25,000,001 and $30,000,000, (d) 4.50% of Company Pre-Tax Income between 30,000,001 and $35,000,000, and (e) 5.00% of Company Pre-Tax Income over $35,000,001

1 "Company Pre-Tax Income", as used in this Exhibit A To Employment Agreement – Bonus Schedule, means the Company's actual pre-tax income (without giving effect to any monetary damages or settlement funds accrued or paid by the Company in such calendar year in conjunction with that certain litigation known as Herrington vs. Waterstone Mortgage Corporation and/or Werner vs. Waterstone Mortgage Corporation) in a calendar year less (a) a preferred return paid to WaterStone Bank SSB (the Company's sole shareholder) equal to 20% of the Company's annual average equity for the year in which the bonus compensation is to be paid; and (b) less the expense of bonus compensation paid or to be paid Company officers in or the for the year in which the Bonus is earned.